UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21501

ING Clarion Investors LLC
(Exact name of registrant as specified in charter)

14 East 4th Street, Suite 1128, New York, NY			10012
(Address of principal executive offices)			(Zip code)

Annemarie Gilly, ING Clarion Investors, LLC 14 East 4th Street, Suite 1128, New York, NY 10012
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-505-2459

Date of fiscal year end:	December 31, 2006

Date of reporting period:	June 30, 2006

Item 1. Report(s) to Stockholders.

(Semi-annual Report for the six months ended 6/30/06 is filed herewith)

ING Clarion Investors LLC

Officers and Directors

Annemarie Gilly
Chief Executive Officer

Jeffrey Lazar
Chief Financial Officer and Treasurer

S. Leland Dill
Director

Steven N. Fayne
Director

I. Trevor Rozowsky
Director

James Webb
Director

Custodian

Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

Semi-Annual Report (Unaudited)
June 30, 2006

ING Clarion Investors LLC
Financial Statements

For the six months ended June 30, 2006

To the Members of
ING Clarion Investors LLC
New York, New York

Enclosed is the Semi-Annual Report for ING Clarion Investors LLC (the “Fund”) for the six months ended June 30, 2006.  As of June 30, 2006, all of the Fund’s assets were invested in the ING Clarion Commercial Mortgage Securitization Fund (Cayman), L.P. (the “Cayman Partnership”), which in turn invests all of its assets in the ING Clarion Commercial Mortgage Securitization Fund, L.P. (the “Real Estate Partnership”).

For the six months ended June 30, 2006, the Real Estate Partnership produced results in line with projections.  With regard to the portfolio, as of June 30, 2006, assets consisted of 95 investments purchased at an average price of approximately 46% of par producing a gross nominal yield to maturity of approximately 15% and a gross nominal cash-on-cash yield of approximately 11%.

Market Overview

Real estate fundamentals improved across all sectors in 2005, and continued to thrive in the first quarter of 2006.  Office and industrial properties are experiencing the most significant improvements. Going forward, we expect to see continued strength in the economic fundamentals that drive real estate. Investors remain committed to real estate, and 2006 should be another strong year for the asset class.

The retail sector has been the standout performer over the past two years. Despite higher energy costs and rising short-term interest rates in 2005, favorable economic and demographic trends should support the sector over the next 12 months, though returns are likely to moderate from current levels.

The office sector’s turnaround gathered strength in 2005, with the national vacancy rate falling 1.8%, ending the year at 13.6%, a level not seen since the end of 2001.  First quarter 2006 data indicates that vacancy rates have fallen further to 13.3%, corroborating our forecast for a continued decline in vacancy levels over the next 12 months, primarily as a result of strong employment growth.

The industrial sector continues to strengthen as vacancy rates hover below 10%; the sector is also beginning to see real rent growth. Most of the improvement is attributed to strong absorption, which continues to be driven by robust industrial orders, lean inventories and strong growth in international trade.

Fundamentals continue to improve in the multi-family sector with the outlook for 2006 significantly more positive than 2005, as higher mortgage rates and steady employment growth encourage increased rental occupancy. We believe the sector is on track to achieve a sustainable recovery by mid-year; landlords can look forward to recovering rental power in an increasing number of markets. However, current pricing levels are rich in many markets, and may hold down returns for this sector for the next 12-18 months.

* * * *

The Real Estate Partnership’s general partner, ING Clarion Securitization GP, LLC, and its President, Daniel Heflin, have indicated they would be pleased to discuss with you any questions you may have regarding the Real Estate Partnership, its results or the markets generally.  Please also feel free to contact me regarding the Fund and these financial statements.

Annemarie Gilly
Chief Executive Officer

ING Clarion Investors LLC

Statement of Assets, Liabilities and Members’ Capital
(Unaudited)

June 30, 2006

Asset
Investment in the Cayman Partnership, at fair value	$32,262,928
Total assets	$32,262,928

Liabilities and Members’ Capital
Members’ capital	32,262,928

Total liabilities and members’ capital	$32,262,928

Shares of Beneficial Interest:
Shares issued and outstanding	72,447
Net asset value per share	$445.33

See notes to the financial statements

ING Clarion Investors LLC

Statement of Operations
(Unaudited)

For the Six Months Ended June 30, 2006

Net realized gain and unrealized depreciation allocated from the Cayman Partnership:
Realized gain on securities sold short		$780,377
Change in net unrealized depreciation on investment in securities		(155,570)
Change in net unrealized appreciation on investment in securities sold short		280,289

Net realized and unrealized gain allocated from the Cayman Partnership		905,096

Income and expenses allocated from the Investment in the Cayman Partnership
Interest income (includes net accretion of discount on investment securities of $519,549)		2,654,557
Expenses		(816,029)

Net investment income allocated from the Cayman Partnership		1,838,528

Fund Expenses
Officer and director fees	42,500
Professional fees	11,091
	53,591
Less: Expenses borne by the Real Estate Partnership	(53,591)
Net Fund expenses		—

Net increase in members’ capital from operations		$2,743,624

See notes to the financial statements

ING Clarion Investors LLC

Statement of Changes in Members’ Capital
(Unaudited)

Six Months Ended June 30, 2006

Members’ capital at beginning of period	$25,402,832
Capital contributions from members	5,242,761
Distributions to members	(1,126,289)
Net increase in members’ capital from operations	2,743,624
Members’ capital at end of period	$32,262,928

Members’ share transactions:
Shares issued in connection with capital contributions	12,394

See notes to the financial statements

ING Clarion Investors LLC

Statement of Cash Flows
(Unaudited)

For the Six Months Ended June 30, 2006

Cash flows from operating activities
Net increase in members’ capital from operations	$2,743,624
Adjustments to reconcile net increase in members’ capital from operations to net cash used in operating activities:
Net investment income allocated from the Cayman Partnership	(1,838,528)
Realized gain on securities sold short allocated from the Cayman Partnership	(780,377)
Change in net unrealized depreciation on investment in securities allocated from the Cayman Partnership	155,570
Change in net unrealized appreciation on investment in securities sold short allocated from the Cayman Partnership	(280,289)
Contributions to the Cayman Partnership	(5,242,761)
Distributions from the Cayman Partnership	1,126,289
Net cash used in operating activities	(4,116,472)

Cash flows from financing activities
Capital contributions from members	5,242,761
Capital distributions to members	(1,126,289)
Net cash provided by financing activities	4,116,472

Net change in cash	—
Cash, beginning of period	—
Cash, end of period	$—

See notes to the financial statements

ING Clarion Investors LLC

Notes to Financial Statements (Unaudited)

June 30, 2006

1. Organization

ING Clarion Investors LLC (the “Fund”), a Delaware limited liability company, was formed on January 26, 2004 and is a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended.  The Fund is invested as a limited partner in the ING Clarion Commercial Mortgage Securitization Fund (Cayman), L.P. (the “Cayman Partnership”).  The Cayman Partnership is invested as a limited partner in the ING Clarion Commercial Mortgage Securitization Fund, L.P. (the “Real Estate Partnership”).  The Real Estate Partnership is organized with the objective of achieving significant capital appreciation and current income by investing in a diversified portfolio of commercial real estate debt investments.  The general partner of the Real Estate Partnership is ING Clarion Securitization GP, LLC, a Delaware limited liability company (the “General Partner”).  The Fund does not have an investment adviser.  All assets of the Fund are invested in the Cayman Partnership.

The Fund shall be dissolved upon the earlier of (i) dissolution of the Real Estate Partnership and (ii) at such time as is required by law.

2. Summary of Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles.  Such policies are consistently followed by the Fund in the preparation of its financial statements.  The Fund maintains its financial records in United States dollars.  For financial reporting purposes, the Fund follows the accrual method of accounting.

Use of Estimates—Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Investment in the Cayman Partnership—The Fund’s investment in the Cayman Partnership is valued at the Fund’s proportionate interest in the partners’ capital of the Cayman Partnership, which represents estimated fair value. The performance of the Fund is directly affected by the performance of the Cayman Partnership, which in turn is directly affected by the performance of the Real Estate Partnership.  As such, significant accounting policies of the Real Estate Partnership have been included.

Investment in the Cayman Partnership (continued)—As of June 30, 2006, the Fund had a 14.6% ownership interest in the Cayman Partnership, which in turn had a 72.9% ownership interest in the Real Estate Partnership.  Accordingly, the Fund had a 10.7% indirect interest in the Real Estate Partnership.

The Fund records contributions and withdrawals related to its investment in the Cayman Partnership on the trade date. The results of operations of the Fund, insofar as it results in changes in the Fund’s investment, are reflected in the accompanying statement of operations.

Investment Valuation—The Real Estate Partnership’s fixed income real estate investments’ valuations are based on information with respect to transactions in such investments, pricing services, quotations from dealers, if available, market transactions in comparable real estate investments, credit quality and various relationships between investment values and yield to maturity. The value of investments for which market quotations are not readily available are determined in good faith at estimated fair value as determined by the General Partner of the Real Estate Partnership. These values may differ from the value that would have been used had a broader market for the investments existed and the differences could be material to the Real Estate Partnership’s financial statements, and would also have a similar impact to the Fund’s financial statements.

At June 30, 2006, 73.2% of the Real Estate Partnership’s investments in subordinate commercial mortgage backed investments consisted of investments where market quotations were not readily available, and were deemed illiquid.  These investments were valued by the General Partner of the Real Estate Partnership in good faith based on the factors described above at $229,275,077.

Income Taxes—The Fund is treated as a partnership for U.S. federal income tax purposes.  As such, the Fund is not subject to U.S. federal income tax at the entity-level, although it will be required to file an annual information return with the Internal Revenue Service (the “IRS”).  Each Member will take into account its allocated share of each item of the Fund’s income, gain, loss and credit.

3. General Partner Management Fees

The General Partner of the Real Estate Partnership is responsible for the management of the Real Estate Partnership.  The General Partner is paid a management fee of 1.5% per annum of the commitment of each limited partner in the Real Estate Partnership during the commitment period, as defined in the partnership agreement; thereafter, the management fee is equal to 1.5% of the unreturned funded commitments of each limited partner. For the six months ended June 30, 2006 the Fund’s share of the management fees incurred by the Real Estate Partnership and paid to the General Partner was $225,735 and is included in allocated expenses in the accompanying Statement of Operations.

In accordance with the Real Estate Partnership’s partnership agreement, management fees shall be reduced by the sum of (a) all placement agency fees paid by the Real Estate Partnership and (b) the amount of fees, net of out-of-pocket expenses, received by the General Partner of the Real Estate Partnership or its affiliates for services rendered in connection with the resecuritization of any Real Estate Partnership investment. For the six months ended June 30, 2006, no fees were received by the General Partner of the Real Estate Partnership or its affiliates with respect to clause (a) or (b) above.

The General Partner of the Real Estate Partnership is also entitled to an incentive allocation of profits of the Real Estate Partnership (as described in Note 4) of up to 20% if certain return thresholds are met.  For the six months ended June 30, 2006, the General Partner of the Real Estate Partnership did not earn such an allocation.  Accordingly, there was no indirect incentive allocation to the Fund.

In accordance with its partnership agreement, operating expenses of the Real Estate Partnership as well as the direct operating expenses of the Cayman Partnership and the Fund are borne by the Real Estate Partnership and allocated pro rata to each entity based on their respective committed capital.  The Fund’s allocation of such aggregate expenses is included in the Statement of Operations under the caption “Income and expenses allocated from investment in the Cayman Partnership”.  In addition, the Statement of Operations also reflects the identifiable direct expenses of the Fund, if any, and a corresponding offset for such Fund expenses borne by the Real Estate Partnership.

4. Related Party Transactions

For the six months ended June 30, 2006 the Fund had Director and Officer expenses of $42,500. Each director is paid a fixed a fee of $1,250 a quarter. In addition to director expenses, officers are paid an annual compensation of $30,000. Other direct expenses of the Fund were Professional fees of $11,091.  These expenses are borne by the Real Estate Partnership and allocated as described in note 3.

5. Members’ Capital

Pursuant to the Fund’s Operating Agreement, all distributions of amounts that represent current income, net proceeds from dispositions, and all distributions of investments in kind shall be apportioned among the members in proportion to their respective interests with respect to the investment, giving rise to the particular distribution.

Pursuant to the Real Estate Partnership’s partnership agreement, distributions of current income, proceeds from dispositions and in-kind distributions will be allocated in proportion to and to the extent of: (i) the limited partner’s funded commitment, (ii) the limited partner’s preferred return of 9% per annum (compounded annually) of their funded commitment, (iii) 50% to the limited partner and 50% to the General Partner until the aggregate General Partner distributions equal 20% of limited partner distributions and (iv) 80% to the limited partner and 20% to the General Partner (referred to as its incentive allocation).  The Fund’s Members’ Capital will be decreased by its pro-rata share of the incentive allocation to the General Partner of the Real Estate Partnership.

The Fund is authorized to issue up to $200,000,000 in shares of beneficial interest.  Shares of beneficial interest in connection with capital contributions were initially issued at $1,000 per share.  Distributions to members do not result in a reduction in the shares of beneficial interest outstanding.  The Fund has total capital commitments from Members of $30,098,065, of which 100% was contributed as of June 30, 2006.

6. Investment in the Cayman Partnership

The Real Estate Partnership has total capital commitments of $282,598,065 as of June 30, 2006.  At June 30, 2006, the Cayman Partnership’s net assets were $220,922,076, comprised solely of its investment in the Real Estate Partnership.  The Fund’s share of the capital commitments to the Real Estate Partnership, through its direct capital commitment to the Cayman Partnership, is $30,098,065.

7. Summary Financial Information of the Real Estate Partnership

As of June 30, 2006, the Real Estate Partnership has invested in 95 tranches of 20 commercial mortgage backed investments, for a total purchase price of $303,399,327, a total face amount of $652,385,935 with coupons ranging from 4.692% to 6.000%.  The following table shows the Real Estate Partnership’s investments at June 30, 2006.

Investments In Securities	Face Amount		Value
Commercial Mortgage Backed Investments (103.47%(b))
United States:
Bank of America Commercial Mortgage Inc., 4.718%, 11/10/41	$8,616,500	(c)	$6,715,262
Bank of America Commercial Mortgage Inc., 4.718%, 11/10/41	13,897,068	(d)	5,179,298
Citigroup Commercial Mortgage Trust, 5.25%, 4/15/40	5,792,000	(c)	4,478,506
Citigroup Commercial Mortgage Trust, 5.25%, 4/15/40	15,930,797	(d)	6,352,619
CS First Boston Mortgage Securities Corp., 6.0%, 7/15/35	1,500,000	(d)	1,259,414
CS First Boston Mortgage Securities Corp., 5.2255%, 12/15/36	29,956,490	(d)	11,714,960
CS First Boston Mortgage Securities Corp., 4.783%, 7/15/36	13,595,000	(c)	10,035,070
CS First Boston Mortgage Securities Corp., 4.783%, 7/15/36	36,887,484	(d)	16,080,436
CS First Boston Mortgage Securities Corp., 4.947%, 12/15/40	13,785,000	(c)	10,089,404
CS First Boston Mortgage Securities Corp., 4.947%, 12/15/40	59,484,313	(d)	30,236,549
DLJ Commercial Mortgage Corp., 5.75%, 3/10/32	1,298,000	(c)	983,083
Goldman Sachs Mortgage Securities Corp. II, 5.232%, 4/10/38	4,500,000		3,144,902
Goldman Sachs Mortgage Securities Corp. II, 5.232%, 4/10/38	82,895,521	(d)	39,194,825
JP Morgan Chase Commercial Mortgage Securities Corp., 5.056%, 7/12/35	800,000	(d)	633,500
JP Morgan Chase Commercial Mortgage Securities Corp., 5.015%, 1/15/38	3,908,000	(c)	2,651,944
JP Morgan Chase Commercial Mortgage Securities Corp., 5.015%, 1/15/38	26,052,998	(d)	9,681,051
JP Morgan Chase Commercial Mortgage Securities Corp., 4.692%, 1/12/37	9,614,000		6,008,156
JP Morgan Chase Commercial Mortgage Securities Corp., 4.692%, 1/12/37	20,430,000	(d)	7,313,242
LB UBS Commercial Mortgage Trust, 5.075%, 7/15/37	28,339,742	(d)	11,463,397
Merrill Lynch Mortgage Trust, 5.421%, 2/12/42	7,199,000		5,358,271
Merrill Lynch Mortgage Trust, 5.421%, 2/12/42	24,496,705	(d)	10,599,707
Merrill Lynch Mortgage Trust, 5.019%, 9/12/42	9,951,000		6,785,019
Merrill Lynch Mortgage Trust, 5.019%, 9/12/42	28,432,494	(d)	12,004,702
Wachovia Bank Commercial Mortgage Trust, 4.932% - 5.096%, 4/15/35	31,168,534	(d)	12,464,443
Wachovia Bank Commercial Mortgage Trust, 5.447% - 5.7%, 10/15/35	30,576,247	(d)	10,690,573
Wachovia Bank Commercial Mortgage Trust, 5.2389%,11/15/35	2,500,000		1,857,813
Wachovia Bank Commercial Mortgage Trust, 5.2389%,11/15/35	21,921,293	(d)	9,880,916
Wachovia Bank Commercial Mortgage Trust, 5.1%, 7/15/41	11,958,000		8,917,593
Wachovia Bank Commercial Mortgage Trust, 5.1%,7/15/41	25,255,508	(d)	8,885,017
Wachovia Bank Commercial Mortgage Trust, 5.043%, 10/15/41	8,662,000		6,545,562
Wachovia Bank Commercial Mortgage Trust, 5.043%, 10/15/41	24,543,900	(d)	9,530,005
Wachovia Bank Commercial Mortgage Trust, 4.99%, 5/15/44	14,127,000		10,577,714
Wachovia Bank Commercial Mortgage Trust, 4.99%, 5/15/44	34,311,341	(d)	16,110,423
Total commercial mortgage backed investments (103.47%(b)) (amortized cost $318,505,990)			$313,423,376

(a)          The Schedule of Investments is for the ING Clarion Commercial Mortgage Securitization Fund, L.P. which ING Clarion Investors, LLC indirectly invests all of its investable assets.

(b)         Represents percentage of partners’ capital at June 30, 2006.

(c)          Securities, or portion thereof, with an aggregate fair value of $16,123,000 have been segregated to collateralize outstanding reverse repurchase agreements.

(d)         Securities are deemed illiquid and have been fair valued at June 30, 2006.

The credit ratings of the Real Estate Partnership’s commercial mortgage backed investments are summarized below:

Summary of Rating (Unaudited) - June 30, 2006	Percentage of Value by Rating(1)
Issuer	BB+	BB	BB-	B+	B	B-	NR	Total
Bank of America Commercial Mortgage Inc.	0.9%	0.9%	0.4%	0.5%	0.3%	0.2%	0.7%	3.8%
Citigroup Commercial Mortgage Trust	0.0%	0.8%	0.7%	0.6%	0.3%	0.4%	0.9%	3.5%
CS First Boston Mortgage Securities Corp.	0.0%	3.2%	3.2%	5.0%	3.4%	2.4%	8.1%	25.3%
DLJ Commercial Mortgage Corp	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.3%	0.3%
Goldman Sachs Mortgage Securities Corp.	0.0%	0.0%	1.0%	1.0%	1.9%	2.7%	6.8%	13.5%
J.P. Morgan Chase Commercial Mortgage Securities Corp.	0.0%	0.8%	2.0%	1.5%	1.3%	0.5%	2.3%	8.4%
LB UBS Commercial Mortgage Trust	0.0%	0.0%	0.0%	0.0%	0.8%	0.7%	2.2%	3.7%
Merrill Lynch Mortgage Trust	0.0%	1.9%	2.0%	0.8%	0.5%	1.0%	4.9%	11.1%
Wachovia Bank Commercial Mortgage Trust	1.1%	3.8%	4.0%	4.5%	3.5%	3.4%	10.2%	30.5%
	1.9%	11.4%	13.2%	13.8%	11.9%	11.3%	36.4%	100.0%

(1)             Based on total investments

NR:  Not rated

The Real Estate Partnership had the following investments sold short at June 30, 2006:

Securities Sold Short:

Face Amount	U.S Treasury Notes and Bonds	Value
$160,015,000	U.S. Treasury Note, 4.5%, 11/15/15	$152,464,292
36,459,000	U.S. Treasury Note, 4.5%, 02/28/11	35,570,312
68,000	U.S. Treasury Note, 6.25%, 05/15/30	77,021
5,069,000	U.S. Treasury Bond, 5.375%, 02/15/31	5,156,915
Total securities sold short (proceeds $196,386,350)		$193,268,540

Reverse Repurchase Agreements:

Broker	Interest Rate	Maturity	Amount
Bear, Stearns & Co. Inc.	5.90219%	7/24/06	$16,123,000
			16,123,000

8. Market and Other Risk Factors

As an indirect investor in the Real Estate Partnership, the Fund is subject to the same market and other risk factors as the Real Estate Partnership.  Below are the market and other risk factors related to the Real Estate Partnership.

At June 30, 2006, the Real Estate Partnership’s schedule of investments is comprised primarily of non-investment grade interests of commercial mortgage-backed investments and may also include subordinated interests of individual loans secured by commercial real estate commonly referred to as High Yield Real Estate Debt. As a result the Real Estate Partnership is subject to market and other risk factors, including, but not limited to the following:

General Economic and Real Estate Risks — General economic and real estate conditions may result in occasional or permanent reductions in the value of the Real Estate Partnership’s assets.

Credit Risk — There are no restrictions on the credit quality of the investments in the Real Estate Partnership.  Subordinated investments have significant uncertainties and increased exposure to adverse conditions, and are considered to be speculative. Investments in subordinated interests may involve greater risk of default than senior classes of the issue or series. At June 30, 2006, approximately 34% of the total fair value of investments was invested in unrated subordinate commercial mortgage backed investments.

Liquidity Risk — The Real Estate Partnership’s schedule of investments is comprised primarily of illiquid investments, which may cause the Real Estate Partnership to retain certain investments longer than anticipated or to dispose of assets at a value less than anticipated.

Hedging Risk — The Real Estate Partnership’s hedging instruments may not be effective due to many possible factors, including basis risk and credit deterioration of the Real Estate Partnership’s assets.

Other risks include counterparty risk, interest rate risk and prepayment and extension risk, all of which could impact the anticipated yield or return on the Real Estate Partnership’s investments.

Investments sold short represent transactions in which the Real Estate Partnership sells investments it does not own and is obligated to repurchase the investments at their market value at the time of replacement.  Potential losses from investments sold short may be unlimited.

As of June 30, 2006, the Real Estate Partnership had $193,268,540 in securities sold short comprised of U.S. Treasury investments sold for proceeds of $196,386,350, which represent hedging instruments.

Reverse repurchase agreements are transactions whereby investments are sold under agreements to repurchase.  Such transaction is treated in the Real Estate Partnership’s financial statements as a collateralized financing transaction.  If the counterparty to the reverse repurchase agreement fails financially, there is a risk of delay in recovery of the investments or loss of rights in the collateral.  As such, all transactions to repurchase investments are with major financial institutions and the counterparty risk is monitored by the Investment Manager.  At June 30, 2006 reverse repurchase agreements are stated at amortized cost which represents fair value in the Real Estate Partnership’s statement of financial condition and are presented in detail in the Real Estate Partnership’s schedule of investments, which is included in Note 6 of these financial statements.  Accrued interest on these transactions is reflected as interest payable in the Real Estate Partnership’s statement of financial condition.

9. Indemnities

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. Financial Highlights

The following represents the per share operating performance for a share of beneficial interest outstanding throughout the period, the ratios to average members’ capital and internal rate of return information for the six months ended June 30, 2006:

For the Six Months Ended June 30, 2006
(Unaudited)
Net asset value, beginning of period	$423.01
Income from investment operations
Net investment income (1)	27.47
Net realized and unrealized gain	11.70
Total income from investment operations	39.17

Distributions to members	(16.85)
Net asset value, end of period	$445.33

Ratios to average members’ capital:
Expenses	5.52%
Expense without reimbursements	6.49%
Net investment income	12.36%
Net investment income without reimbursements	11.40%

Members’ Capital	$32,262,928
Total Return	9.25%

Portfolio Turnover Rate	0.00%

Internal rate of return
Since inception (2)	13.21%

(1)            Calculated based upon average shares outstanding throughout the period.

(2)            Supplemental information.

The ratios and total return are calculated based on average members’ capital taken as a whole and are not annualized for periods less than one year.

11. Subsequent Events

On July 24, 2006, the Fund distributed $798,786 to its members.

12. Special Meeting of Shareholders of ING Clarion Investors LLC

A Special Meeting of the Shareholders of ING Clarion Investors LLC (the “Fund”) was held on May 31, 2006. The shareholders were asked to vote a Board of Directors of the Fund, which had been referred as Proposal 1 in the Notice of Meeting. The proposal and the results of the vote are listed below:

1.	To elect a Board of Directors. (As Proposal 1 was approved, these individuals will serve as Directors on the Board of the Fund.)

Steven N. Fayne
For	71,901
Abstain	1,236
Representing in Favor (as% of votes present)	99.25%

I. Trevor Rozowsky
For	71,901
Abstain	1,236
Representing in Favor (as% of votes present)	99.25%

S. Leland Dill
For	71,901
Abstain	1,236
Representing in Favor (as% of votes present)	99.25%

James Webb
For	71,901
Abstain	1,236
Representing in Favor (as% of votes present)	99.25%

Item 2. Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Items 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)          The President and Treasurer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b)         There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a) Certification of chief executive officer and chief financial officer pursuant to section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certification of chief executive officer and chief financial officer pursuant to section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ING Clarion Investors LLC

By (Signature and Title)	/s/ Annemarie Gilly
Annemarie Gilly, President and Chief Executive Officer

Date	August 25, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Annemarie Gilly
Annemarie Gilly, President and Chief Executive Officer

Date	August 25, 2006

By (Signature and Title)	/s/ Jeff Lazar
Jeff Lazar, Treasurer and Chief Financial Officer

Date	August 25, 2006